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                                                                    EXHIBIT 9(e)
                                                                          [FORM]


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                            ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                       AND
                         SUNSTONE FINANCIAL GROUP, INC.
                             DATED ___________, 1998


Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Growth Equity Fund                          Tax-Exempt Fund
Income Equity Fund                          Money Market Fund
Small Cap Fund                              U.S. Government Money Market Fund
Select Equity Fund                          International Fixed Income Fund
International Growth Equity Fund            California Municipal Money Market Fund
International Select Equity Fund            Stock Index Fund
Technology Fund                             Florida Intermediate Tax-Exempt Fund
Municipal Money Market Fund                 Arizona Tax-Exempt Fund
U.S. Government Select Money Market Fund    California Intermediate Tax-Exempt Fund
Fixed Income Fund                           California Tax-Exempt Fund
U.S. Government Fund                        Short-Intermediate U.S. Government Fund
Intermediate Tax-Exempt Fund                Small Cap Index Fund
                                            Mid-Cap Growth Fund


All signatures need not appear on the same copy of this Amended and Restated Schedule A.


                                          NORTHERN FUNDS


                                          By: _______________________________

                                          Title: _____________________________

                                          Date: _____________________________


                                          SUNSTONE FINANCIAL GROUP, INC.

                                          By: _______________________________

                                          Title: _____________________________

                                          Date: _____________________________